UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
     Date of Report (Date of earliest event reported): March 7, 2008 (March 5, 2008)
ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
     Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)
     Registrant’s Telephone Number, Including Area Code (615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     The principal definitive documentation referred to in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2008, with respect to the March 3, 2008 amendments and waivers to the Company’s existing first lien bank credit facilities, the March 2008 Facility, the First Supplemental Indenture, and the Consent Solicitation are filed herewith as exhibits.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
     The following exhibits are filed herewith:

Exhibit Number		Description

10.1	(g)	Seventh Amendment to May 5, 2005 Amended and Restated Credit Agreement dated as of March 3, 2008, among Graphics and Holdings, Bank of America, N.A., as Agent, and certain lenders.

10.32		Third Amendment and Temporary Waiver Agreement dated as of March 3, 2008, among Graphics, Graphics Finance and Bank of America, N.A., as Agent, and certain lenders.

10.33		March 2008 Facility Agreement, dated as of March 3, 2008, among Graphics, Special Situations Investing Group, Inc., as Administrative Agent, and certain lenders.

10.34		Security Agreement, dated as of March 3, 2008, among Graphics, Holdings, and Special Situations Investing Group, Inc., as Administrative Agent.

10.35		March 2008 Facility Intercreditor Agreement, dated as of March 3, 2008, among Graphics, Bank of America, N.A., as Senior Agent, and Special Situations Investing Group, Inc., as Administrative Agent.

10.36
Acknowledgement Agreement, dated as of March 3, 2008, among Graphics, Bank of America, N.A., as Senior Agent, Special Situations Investing Group, Inc., as Administrative Agent, and The Bank of New York, as trustee and collateral agent.

10.37		Form of Letter of Consent, dated as of March 5, 2008, of Graphics.

10.38		Consent Solicitation Statement, dated as of March 5, 2008, of Graphics.

10.39		First Supplemental Indenture, dated as of March 3, 2008, among Graphics, Holdings, and The Bank of New York Trust Company, N.A., as trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
By:	/s/ Patrick W. Kellick
Patrick W. Kellick
EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER

Dated: March 7, 2008

EXHIBIT INDEX

Exhibit Number		Description

10.1	(g)	Seventh Amendment to May 5, 2005 Amended and Restated Credit Agreement dated as of March 3, 2008, among Graphics and Holdings, Bank of America, N.A., as Agent, and certain lenders.

10.32		Third Amendment and Temporary Waiver Agreement dated as of March 3, 2008, among Graphics, Graphics Finance and Bank of America, N.A., as Agent, and certain lenders.

10.33		March 2008 Facility Agreement, dated as of March 3, 2008, among Graphics, Special Situations Investing Group, Inc., as Administrative Agent, and certain lenders.

10.34		Security Agreement, dated as of March 3, 2008, among Graphics, Holdings, and Special Situations Investing Group, Inc., as Administrative Agent.

10.35		March 2008 Facility Intercreditor Agreement, dated as of March 3, 2008, among Graphics, Bank of America, N.A., as Senior Agent, and Special Situations Investing Group, Inc., as Administrative Agent.

10.36
Acknowledgement Agreement, dated as of March 3, 2008, among Graphics, Bank of America, N.A., as Senior Agent, Special Situations Investing Group, Inc., as Administrative Agent, and The Bank of New York, as trustee and collateral agent.

10.37		Form of Letter of Consent, dated as of March 5, 2008, of Graphics.

10.38		Consent Solicitation Statement, dated as of March 5, 2008, of Graphics.

10.39		First Supplemental Indenture, dated as of March 3, 2008, among Graphics, Holdings, and The Bank of New York Trust Company, N.A., as trustee.

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